CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the The Advisors' Inner Circle Fund and to the use of our report dated December 28, 2020 on the financial statements and financial highlights of Acadian Emerging Markets Portfolio, a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2020 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP

BBD, LLP

Philadelphia, Pennsylvania

February 25, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the The Advisors' Inner Circle Fund and to the use of our report dated December 21, 2020 on the financial statements and financial highlights of ICM Small Company Portfolio, a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2020 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP

BBD, LLP

Philadelphia, Pennsylvania

February 25, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the The Advisors' Inner Circle Fund and to the use of our report dated December 21, 2020 on the financial statements and financial highlights of Rice Hall James Micro Cap Portfolio and Rice Hall James Small Cap Portfolio, each a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2020 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP

BBD, LLP

Philadelphia, Pennsylvania

February 25, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the The Advisors' Inner Circle Fund and to the use of our report dated December 21, 2020 on the financial statements and financial highlights of TS&W Equity Portfolio, a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2020 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP

BBD, LLP

Philadelphia, Pennsylvania

February 25, 2021